UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 12, 2016

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Liberty Street New York, New York	10286
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) At the Annual Meeting of Stockholders (the “Annual Meeting”) of The Bank of New York Mellon Corporation (“BNY Mellon”) on April 12, 2016, BNY Mellon’s stockholders approved The Bank of New York Mellon Corporation 2016 Executive Incentive Compensation Plan (the “EICP”). The EICP is filed as Exhibit 10.1 hereto (incorporated by reference to Annex B to BNY Mellon’s definitive proxy statement, dated March 11, 2016 (the “Proxy Statement”) filed with the Securities and Exchange Commission) and the terms and description of the EICP included in such Proxy Statement are incorporated into this Item 5.02 by reference.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Annual Meeting, each nominee for director was elected by a majority of votes cast. Management proposals 2, 3 and 4 were approved. Stockholder proposal 5 was not approved. Each of the proposals is described in detail in BNY Mellon’s Proxy Statement. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present. Abstentions were counted as votes cast for proposal 3. In all other cases, abstentions and broker non-votes were not treated as votes cast, did not have the effect of a vote for or against a proposal or for or against a director’s election, and were not counted in determining the number of votes required for approval or election.

The results are as follows:

1.	The election of 11 directors for a term expiring at the end of our 2017 Annual Meeting of Stockholders (each nominee elected by a majority of votes cast):

Name of Director	For	Against	Abstained	Broker Non-Vote
Nicholas M. Donofrio	844,556,651	28,929,702	1,694,027	72,114,525
Joseph J. Echevarria	858,270,961	15,078,816	1,830,603	72,114,525
Edward P. Garden	863,015,393	10,514,576	1,650,411	72,114,525
Jeffrey A. Goldstein	859,171,414	14,303,305	1,705,660	72,114,525
Gerald L. Hassell	831,031,641	37,969,821	6,178,917	72,114,525
John M. Hinshaw	862,911,398	10,537,568	1,731,413	72,114,525
Edmund F. Kelly	845,338,644	28,195,123	1,646,613	72,114,525
John A. Luke, Jr.	838,970,552	34,526,671	1,683,157	72,114,525
Mark A. Nordenberg	839,456,707	33,982,340	1,741,332	72,114,525
Catherine A. Rein	841,368,577	32,067,520	1,744,282	72,114,525
Samuel C. Scott III	840,101,111	33,359,284	1,719,985	72,114,525

2.	Advisory resolution to approve the 2015 compensation of BNY Mellon’s named executive officers (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
850,785,384	20,879,162	3,515,833	72,114,525
97.60%	2.40%	*	*

3.	The approval of the 2016 Executive Incentive Compensation Plan (approved by a majority of votes cast (including abstentions)):

For	Against	Abstained	Broker Non-Vote
832,070,462	39,461,803	3,648,114	72,114,525
95.07%	4.51%	0.42%	*

4.	Ratification of the appointment of KPMG LLP as BNY Mellon’s independent auditor for 2016 (approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
939,385,577	6,715,053	1,194,274	—
99.29%	0.71%	*	*

5.	Stockholder proposal regarding an independent chair (not approved by a majority of votes cast):

For	Against	Abstained	Broker Non-Vote
253,447,974	590,904,712	30,827,693	72,114,525
30.02%	69.98%	*	*

*	Not counted as votes cast.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Exhibit Number	Description

10.1	The Bank of New York Mellon Corporation 2016 Executive Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 12, 2016	By:	/s/ Craig T. Beazer
	Name:	Craig T. Beazer
	Title:	Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	The Bank of New York Mellon Corporation 2016 Executive Incentive Compensation Plan.	Previously filed as Annex B to BNY Mellon’s definitive Proxy Statement on Schedule 14A filed on March 11, 2016 and incorporated herein by reference.